VANGUARD(R) PRIMECAP FUND

SEMIANNUAL REPORT * FEBRUARY 28, 2003

THE VANGUARD GROUP(R) LOGO

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven the master keys to investment success.

--------------------------------------------------------------------------------
SUMMARY

* Vanguard PRIMECAP Fund lost -4.4% of its value during the first six months of fiscal 2003, a disappointing result in absolute terms but a solid relative performance.

* Despite a rally in stock prices in the final months of 2002, the overall U.S. stock market fell -7.0% in the half-year.

* After lagging its benchmark index for much of the bear market that began in March 2000, Vanguard PRIMECAP Fund reversed the pattern during the past six months.
--------------------------------------------------------------------------------
CONTENTS

   1    Letter from the Chairman
   4    Report from the Adviser
   6    Fund Profile
   7    Glossary of Investment Terms
   8    Performance Summary
   9    Results of Proxy Voting
  10    Financial Statements
  20    Advantages of Vanguard.com

Letter from the Chairman

Fellow Shareholder,

Despite a rally at the end of calendar 2002, Vanguard(R) PRIMECAP Fund declined in value during the six months ended February 28, 2003. The fund's Investor and Admiral(TM) Shares returned -4.4% in the period, a disappointing result but one that was superior to those of the fund's average mutual fund peer and the Standard & Poor's 500 Index. The table below presents the six-month total returns for the PRIMECAP Fund and its comparative standards. Your fund's six-month income distributions and starting and ending net asset values appear on page 3.

---------------------------------------------------------
TOTAL RETURNS                            SIX MONTHS ENDED
                                        FEBRUARY 28, 2003
---------------------------------------------------------
VANGUARD PRIMECAP FUND
  Investor Shares -4.4%
  Admiral Shares -4.4
Average Multi-Cap Growth Fund* -5.1
S&P 500 Index -7.3
---------------------------------------------------------
*Derived from data provided by Lipper Inc.


     While stock prices finished 2002 with a bang, they began the New Year with a whimper. However, Vanguard PRIMECAP Fund's eclectic mix of growth-oriented stocks provided some shelter from the broad market's downturn. The fund's concentrated portfolio is often somewhat out of step with the market, and in recent months its heavy investments in health care and tech-nology stocks kept it a few paces ahead of the S&P 500 Index and the average multi-cap growth-oriented fund.

STOCKS FELL IN A TOUGH ECONOMIC--AND POLITICAL--CLIMATE

During the first half of the fiscal year, the U.S. stock market, as represented by the Wilshire 5000 Total Market Index, shed -7.0% of its value. A number of negatives dominated the U.S. investment landscape: among them, tense negotiations with allies about the necessity of waging war on Iraq; signs that the fragile economic recovery was faltering; and continued weakness in corporate profits. In this tough climate, small stocks performed marginally better than large stocks, and higher-valued, faster-growing companies (growth stocks) did better than reasonably priced, dividend-paying stocks (value-oriented shares). Unfortunately, during the past six months "better" simply meant "less bad."

     International stocks also performed poorly in the period, as many developed markets struggled with the same political and economic issues that hobbled U.S. equities.

--------------------------------------------------------------------------------
ADMIRAL SHARES A lower-cost share class for investors whose large or long-standing accounts provide economies of scale.
--------------------------------------------------------------------------------

INTEREST RATES CONTINUED THEIR LONG--AND SURPRISING--DECLINE

In November, the Federal Reserve Board responded to increasingly clear signs of economic trouble--weakness in the manufacturing sector, a grim jobs picture, and rising energy prices--with a 50-basis-point cut in short-term interest rates, bringing its target for the federal funds rate to 1.25%. Yields of the fixed income market's shortest-term securities typically hew closely to changes in the fed funds rate, and during the past six months, the yield of the 3-month U.S. Treasury bill declined from 1.67% to 1.19%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                PERIODS ENDED FEBRUARY 28, 2003
                                        ----------------------------------------
                                                SIX          ONE           FIVE
                                              MONTHS         YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                -7.3%       -22.2%          -2.9%
Russell 2000 Index (Small-caps)                -7.1        -22.1           -3.6
Wilshire 5000 Index (Entire market)            -7.0        -21.6           -3.2
MSCI All Country World Index Free
 ex USA (International)                        -9.7        -16.3           -5.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     4.7%         9.9%           7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                     3.4          7.7            6.1
Citigroup 3-Month Treasury Bill Index           0.7          1.6            4.2
================================================================================
CPI
Consumer Price Index                            1.3%         3.0%          2.5%
--------------------------------------------------------------------------------
*Annualized.

     Longer-term interest rates followed suit, with the yield of the 10-year Treasury note reaching lows not seen in more than a generation. At the start of the six-month period, the 10-year Treasury yielded 4.14%; at the end, 3.69%. Declining yields mean rising prices, and during the past six months, the investment-grade taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.7%.

DURING A TOUGH SIX MONTHS, POSITIVE SIGNS EMERGED

During the first half of fiscal 2003, Vanguard PRIMECAP Fund exhibited a subtle, but noteworthy, change in its recent pattern of performance. Since the end of 2000, the fund has tended to lag the market, one consequence of its adviser's distinctive investment approach. The adviser, PRIMECAP Management Company, typically concentrates the portfolio in its favorite stocks, investing with a long-term orientation. One risk of this strategy is that PRIMECAP Management may build a large position in a stock months-- or years--before its value becomes clear to other market participants. The countervailing benefit is that, by investing early, PRIMECAP Management puts the fund in a position to capitalize on changing market perceptions.

     Although a six-month period is clearly too short to yield meaningful conclusions, it's encouraging that your fund outperformed its benchmarks in the fiscal half-year; perhaps it's a signal that the market is starting to recognize the stock values that your fund's adviser has identified. The adviser continues to hold large positions in selected stocks in the health care and technology sectors, both of which produced strong relative returns during the six months, though it also maintains a large position in auto & transportation stocks, which remained a drag on performance during the period.

MARKETS CHANGE, BUT PRINCIPLES DON'T

The longer the stock market downturn endures, the more we have to remind ourselves that the secrets of long-term investment success don't change from a bull to a bear market. The same principles that worked over the long run--balance, diversification, and attention to costs--will prove to be the most productive means of weathering the current storm. That's why we advise investors to build and maintain an investment portfolio that includes stock, bond, and money market funds allocated in proportions suited to their unique goals and circumstances. Eventually, stock prices will recover. When they do, a balanced portfolio diversified across a selection of low-cost mutual funds will be in a position to benefit.

     We thank you for your trust in Vanguard.


Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


MARCH 12, 2003






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            AUGUST 31, 2002-FEBRUARY 28, 2003

                                                        DISTRIBUTIONS PER SHARE
                                                    ----------------------------
                          STARTING            ENDING       INCOME       CAPITAL
                       SHARE PRICE       SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
PRIMECAP Fund
  Investor Shares           $39.51            $37.56       $0.210        $0.000
  Admiral Shares             41.00             38.95        0.265         0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard PRIMECAP Fund declined -4.4% during the first half of fiscal 2003. The average multi-cap growth fund fell -5.1%, and the S&P 500 Index returned -7.3%.


THE INVESTMENT  ENVIRONMENT

The past six months were marked by a brief surge of optimism late in 2002 that lifted stock prices across the board, particularly those of the growth-oriented stocks that have been hit so hard in recent years. As 2003 got under way, however, the bad news returned. The weak economic expansion seemed to be losing steam, fuel prices spiked, and the tense standoff with Iraq inflamed investor anxiety.

OUR SUCCESSES

The portfolio's growth orientation enhanced our half-year results, at least relative to our benchmarks. We benefited from significant weightings in the health care and technology sectors and from a handful of good stock selections. (Our cash holdings, an average of 7.5% of assets during the six months, also helped, as is always the case in a declining market.)

     Among our best-performing stocks were FedEx, the fund's largest position, and biotech companies Genzyme and Sepracor. We also enjoyed strong relative returns from pharmaceuticals giant Pharmacia. Lesser but still important contributors included Best Buy, Eastman Kodak, and General Motors Class H (GM Hughes), the satellite TV company.


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected protability.
--------------------------------------------------------------------------------

OUR SHORTFALLS

Aside from FedEx, our selections in the auto & transportation sector were poor--Delta Air Lines and AMR (parent company of American Airlines) in particular. At one time, our portfolio was significantly overweighted in airline stocks compared with our benchmark index. As a result of their dismal performance during the past few years, however, these stocks are now a far less significant position. We wouldn't argue that Delta and American have bright prospects, but we're reluctant to sell at their current prices. In any case, further declines wouldn't have a significant impact on fund performance, and in the best scenario--fuel prices decline, travel resumes, and the airlines win concessions from labor--they could deliver a nice pop.

Other poor performers included Amerada Hess, which has lagged far behind the top-tier energy companies.

THE FUND'S POSITIONING

Our general belief is that the economy, and the stock market, will recover, and that the turnaround will be driven more by industrial sectors than by consumer sectors. Our industry exposures haven't changed much during the past several quarters, but today there's less consensus among PRIMECAP's team of portfolio managers than in the past about the industries and stocks that represent the best investment opportunities.

     In general, however, we remain enthusiastic about health care. We expect several factors to benefit the sector: the appointment of a new FDA commissioner, the fact that both the House and the Senate are controlled by Republicans, and global demographic trends. Among pharmaceutical stocks, we prefer to own names like Eli Lilly and Novartis, both of which have a large number of new products and a relatively low exposure to expiring patents. We have also made a strong commitment to the biotechnology industry through our increased ownership of stocks such as Genzyme, Biogen, Applied Biosystems, and Genentech. Prior to 1995, fewer than 30 biotechnology products had been approved. Since the beginning of 1995, more than 130 biotechnology products have been approved. We believe that technological advances, such as the recently completed sequencing of the human genome, will allow this exponential increase in productivity to continue for many years to come.

     We have no investments in consumer staples stocks, which have turned in strong performances during the long bear market. If our thesis about an industrially led recovery is right, then that consumer sector's day may be done. We're also underweighted in financial services stocks, in part because they've become increasingly expensive and in part because we find financial services companies' financial statements frustratingly opaque. It is very difficult to look at their balance sheets and figure out what the companies are doing.

     Thank you for your confidence. We look forward to reporting to you six months hence.


 HOWARD B. SCHOW                                    THEO A. KOLOKOTRONES
PORTFOLIO MANAGER                                    PORTFOLIO MANAGER

                                  JOEL P. FRIED
                                PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY                                      MARCH 18, 2003

FUND PROFILE                                            AS OF FEBRUARY 28, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 7.


PRIMECAP FUND
----------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                         COMPARATIVE
                              FUND            INDEX*
----------------------------------------------------
Number of Stocks               125               500
Median Market Cap           $11.4B            $45.1B
Price/Earnings Ratio         34.4x             19.8x
Price/Book Ratio              2.0x              2.6x
Yield                                           1.9%
  Investor Shares             0.7%
  Admiral Shares              0.8%
Return on Equity             16.6%             23.0%
Earnings Growth Rate         12.1%              7.2%
Foreign Holdings              8.0%              0.3%
Turnover Rate                14%**               --
Expense Ratio                                    --
  Investor Shares          0.52%**
  Admiral Shares           0.40%**
Cash Investments              7.3%               --
----------------------------------------------------


----------------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

FedEx Corp.                                     5.5%
 (air transportation)
Pharmacia Corp.                                 4.5
 (pharmaceuticals)
Adobe Systems, Inc.                             3.8
 (software)
Guidant Corp.                                   3.3
 (medical)
Novartis AG ADR                                 3.3
 (pharmaceuticals)
ConocoPhillips                                  3.2
 (energy)
Microsoft Corp.                                 3.2
 (software)
General Motors Corp. Class H                    2.8
 (telecommunications)
Texas Instruments, Inc.                         2.8
 (electronics)
Union Pacific Corp.                             2.6
 (railroad)
----------------------------------------------------
Top Ten                                        35.0%
----------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


---------------------------------------------
VOLATILITY MEASURES
                                  COMPARATIVE
                       FUND            INDEX*
---------------------------------------------
R-Squared              0.86              1.00
Beta                   1.10              1.00
---------------------------------------------

----------------------------------
INVESTMENT FOCUS

MARKET CAP                   LARGE
STYLE                       GROWTH
----------------------------------

-----------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)

                                         COMPARATIVE
                                  FUND        INDEX*
-----------------------------------------------------
Auto & Transportation             12.3%          2.5%
Consumer Discretionary            17.5          13.3
Consumer Staples                   0.0           8.3
Financial Services                 5.3          21.5
Health Care                       18.5          15.1
Integrated Oils                    4.6           4.7
Other Energy                       3.8          1.6
Materials & Processing             5.1          3.2
Producer Durables                  5.8           3.7
Technology                        25.0          14.2
Utilities                          1.3           7.3
Other                              0.8           4.6
-----------------------------------------------------

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

*S&P 500 Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AS OF FEBRUARY 28, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

PRIMECAP FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 1992-FEBRUARY 28, 2003

                         PRIMECAP FUND           S&P
                        INVESTOR SHARES      500 INDEX

1993                           30.9             15.2
1994                           16.3              5.5
1995                           32.3             21.4
1996                            7.8             18.7
1997                           50.5             40.6
1998                           -5.0              8.1
1999                           63.2             39.8
2000                           44.1             16.3
2001                          -26.4            -24.4
2002                          -23.3            -18.0
2003*                          -4.4             -7.3
--------------------------------------------------------------------------------
*Six months ended February 28, 2003.
Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             TEN YEARS
                                                    ---------------------------
                                        ONE     FIVE
                     INCEPTION DATE     YEAR   YEARS  CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
PRIMECAP FUND
Investor Shares           11/1/1984  -24.56%   3.90%   12.64%    0.68%    13.32%
 Fee-Adjusted Returns*               -25.31    3.90    12.64     0.68     13.32
Admiral Shares           11/12/2001  -24.47 -16.65**      --       --        --
 Fee-Adjusted Returns*               -25.22 -17.37**      --       --       --
--------------------------------------------------------------------------------
* Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
** Returns since inception.

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                              FOR                WITHHELD             FOR
--------------------------------------------------------------------------------
John J. Brennan               9,209,355,221          122,244,285           98.7%
Charles D. Ellis              9,205,781,218          125,818,289           98.7
Rajiv L. Gupta                9,194,414,127          137,185,379           98.5
JoAnn Heffernan Heisen        9,206,611,388          124,988,119           98.7
Burton G. Malkiel             9,193,862,139          137,737,368           98.5
Alfred M. Rankin, Jr.         9,210,540,485          121,059,022           98.7
J. Lawrence Wilson            9,196,493,811          135,105,695           98.6
--------------------------------------------------------------------------------

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                            BROKER    PERCENTAGE
                   FOR        AGAINST       ABSTAIN      NON-VOTES           FOR
--------------------------------------------------------------------------------
         8,498,519,739    310,382,454   150,864,559    371,832,754         91.1%
--------------------------------------------------------------------------------

Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS FEBRUARY 28, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
PRIMECAP FUND                                      SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.7%)
--------------------------------------------------------------------------------
AUTO & Transportation (11.4%)
 (1)FedEx Corp.                                15,096,000     $         775,934
    Union Pacific Corp.                         6,506,500               359,094
    Southwest Airlines Co.                     14,459,737               174,529
 (1)Delta Air Lines, Inc.                       9,464,700                79,503
    United Parcel Service, Inc.                 1,200,000                69,048
 (1)Airborne, Inc.                              3,400,000                47,736
*(1)Alaska Air Group, Inc.                      2,540,000                46,101
    ArvinMeritor, Inc.                          1,670,600                25,527
*(1)AMR Corp.                                   9,500,000                22,230
*   Fleetwood Enterprises, Inc.                 1,238,100                 5,014
                                                              ------------------
                                                              $       1,604,716
                                                              ------------------
CONSUMER DISCRETIONARY (16.2%)
*   General Motors Corp. Class H               38,971,961               397,124
    Eastman Kodak Co.                           5,550,000               164,280
    TJX Cos., Inc.                             10,194,800               163,830
    Target Corp.                                4,569,000               130,902
*(1)Robert Half International, Inc.             9,765,100               130,755
*   Best Buy Co., Inc.                          4,300,000               125,001
    Lowe's Cos., Inc.                           3,080,200               121,052
*   eBay Inc.                                   1,450,000               113,709
*   Sabre Holdings Corp.                        6,863,086               113,653
*   Costco Wholesale Corp.                      3,700,000               112,924
*   AOL Time Warner Inc.                        9,456,100               107,043
    The Walt Disney Co.                         5,750,000                98,095
*   Liberty Media Corp.                         7,900,000                72,601
*(1)The Neiman Marcus
      Group, Inc. Class A                       2,246,800                60,843
    Manpower Inc.                               1,829,400                55,559
    News Corp. Ltd. ADR                         2,472,000                51,665
    Carnival Corp.                              2,230,000                51,223
    Washington Post Co. Class B                    60,000                42,810
    The McClatchy Co. Class A                     540,800                29,322
*(1)The Neiman Marcus
      Group, Inc. Class B                       1,028,811                25,309
    The Gap, Inc.                               1,800,000                23,472
*   Abercrombie & Fitch Co.                       700,000                19,250
*   Viacom Inc. Class B                           500,000                18,565
    Tiffany & Co.                                 642,000                15,389
    NIKE, Inc. Class B                            300,000                13,911
*   Accenture Ltd.                                796,000                12,211
    Royal Caribbean Cruises, Ltd.                 587,000                 7,954
*   GC Cos.                                       200,000                    39
                                                              ------------------
                                                              $       2,278,491
                                                              ------------------
FINANCIAL SERVICES (4.9%)

    The Chubb Corp.                             3,520,000               168,326
    Bank One Corp.                              3,800,000               136,914
    J.P. Morgan Chase & Co.                     5,452,000               123,651
    Jefferson-Pilot Corp.                       1,500,000                56,550
    Transatlantic Holdings, Inc.                  843,750                54,633
    American International Group, Inc.            800,000                39,432
    The Bank of New York Co., Inc.              1,500,000                34,170
    Capital One Financial Corp.                   465,000                14,401
    Marsh & McLennan Cos., Inc.                   300,000                12,210
    Freddie Mac                                   200,000                10,930
    Torchmark Corp.                               300,000                10,893
    Equifax, Inc.                                 500,000                 9,590

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
PRIMECAP FUND                                      SHARES                 (000)
--------------------------------------------------------------------------------
    St. Paul Cos., Inc.                           250,000     $           7,715
*   Concord EFS, Inc.                             513,800                 5,703
    Lincoln National Corp.                        200,000                 5,666
                                                              ------------------
                                                              $         690,784
                                                              ------------------
HEALTH CARE (17.1%)
    Pharmacia Corp.                            15,444,481               638,166
*   Guidant Corp.                              13,100,000               468,456
    Novartis AG ADR                            12,511,900               457,685
*   Genzyme Corp.-
      General Division                          6,200,000               193,316
*   Biogen, Inc.                                4,044,900               143,756
    Medtronic, Inc.                             3,187,400               142,477
    Eli Lilly & Co.                             1,850,000               104,636
*   Genentech, Inc.                             2,850,000               100,776
    Bristol-Myers Squibb Co.                    2,380,000                55,454
*(1)Sepracor Inc.                               4,400,000                54,384
    Aetna Inc.                                    670,000                28,220
    Merck & Co., Inc.                             300,000                15,825
*   Applera Corp.-Celera
      Genomics Group                            1,073,600                 8,857
*   Amgen, Inc.                                    42,000                 2,295
                                                              ------------------
                                                              $       2,414,303
                                                              ------------------
INTEGRATED OILS (4.3%)
    ConocoPhillips                              8,975,000               455,033
    Amerada Hess Corp.                          3,240,000               144,277
    Murphy Oil Corp.                               60,000                 2,582
                                                              ------------------
                                                              $         601,892
                                                              ------------------
OTHER ENERGY (3.5%)
    Anadarko Petroleum Corp.                    3,900,000               179,712
(1) Pogo Producing Co.                          3,260,000               129,585
(1) Noble Energy, Inc.                          3,300,000               116,490
    Schlumberger Ltd.                           1,200,000                49,932
    El Paso Corp.                               4,000,000                19,440
                                                              ------------------
                                                              $         495,159
                                                              ------------------

MATERIALS & Processing (4.7%)
(1) Potash Corp. of
    Saskatchewan, Inc.                          3,100,200               191,189
    Sigma-Aldrich Corp.                         2,500,000               109,550
    Engelhard Corp.                             3,908,400                81,099
    Temple-Inland Inc.                          1,510,000                63,269
    Monsanto Co.                                3,523,936                57,863
(1) Granite Construction Co.                    3,150,000                52,196
    Weyerhaeuser Co.                              755,000                37,637
(1) MacDermid, Inc.                             1,701,000                37,320
    Fluor Corp.                                 1,000,000                28,230
    Rohm & Haas Co.                               250,000                 7,135
    MeadWestvaco Corp.                             45,000                 1,044
                                                              ------------------
                                                              $         666,532
                                                              ------------------
PRODUCER DURABLES (5.4%)
    Caterpillar, Inc.                           5,770,000               271,190
*(1)Tektronix, Inc.                             6,629,600               109,521
    Deere & Co.                                 2,298,500                95,112
*(1)Plantronics, Inc.                           4,701,500                67,749
*   LM Ericsson Telephone Co.
      ADR Class B                               8,697,777                56,449
    Kennametal, Inc.                            1,500,000                44,880
    W.W. Grainger, Inc.                           850,000                39,126
    Donaldson Co., Inc.                           800,000                27,880
*   Agilent Technologies, Inc.                  1,220,480                16,110
*   Mykrolis Corp.                              1,908,613                12,864
    Pall Corp.                                    750,000                12,105
*   Lexmark International, Inc.                    72,000                 4,494
*   Applied Materials, Inc.                       330,000                 4,283
                                                              ------------------
                                                              $         761,763
                                                              ------------------
TECHNOLOGY (23.2%)
(1) Adobe Systems, Inc.                        19,535,000               537,212
    Microsoft Corp.                            18,800,000               445,560
    Texas Instruments, Inc.                    23,534,000               394,195
    Sony Corp. ADR                              6,399,900               243,004
    Intel Corp.                                13,965,000               240,896
*   Micron Technology, Inc.                    28,809,500               230,188
    Hewlett-Packard Co.                        12,111,250               191,963
    Motorola, Inc.                             21,425,550               180,403
*   QUALCOMM Inc.                               4,170,000               144,199
*(1)Citrix Systems, Inc.                        9,850,000               118,200
    Applera Corp.-Applied
      Biosystems Group                          5,499,900               100,923
*   Nortel Networks Corp.                      44,719,300                96,146
*(1)Millipore Corp.                             2,820,000                94,357
    Raytheon Co.                                2,000,000                54,160
*   Corning, Inc.                               8,920,300                43,888
*   Tellabs, Inc.                               7,200,000                43,776
    Symbol Technologies, Inc.                   3,600,000                38,088
*(1)Coherent, Inc.                              1,700,000                33,286
*   Xilinx, Inc.                                  914,900                20,951
*   LSI Logic Corp.                             1,400,000                 6,216
*   Symantec Corp.                                130,000                 5,261
    STMicroelectronics N.V.                       100,000                 1,861
*   Dell Computer Corp.                            25,000                   674
                                                              ------------------
                                                              $       3,265,407
                                                              ------------------

UTILITIES (1.2%)
    Sprint Corp.                                9,348,800               118,730
*   Cox Communications, Inc. Class A            1,750,000                51,888
                                                              ------------------
                                                              $         170,618
                                                              ------------------
OTHER (0.8%)
*   Berkshire Hathaway Inc. Class B                44,900                92,718
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $13,838,659)                        $      13,042,383
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     FACE                MARKET
                                                   AMOUNT                VALUE*
PRIMECAP FUND                                       (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.35%, 3/3/2003                            $1,107,515     $       1,107,515
    1.35%, 3/3/2003--Note G                        92,310                92,310
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,199,825)            $       1,199,825
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (Cost $15,038,484)                        14,242,208
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-1.2%)                              (171,034)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                             $      14,071,174
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,729,900,000.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
    Investments in Securities, at Value                       $      14,242,208
    Receivables for Capital Shares Sold                                  32,699
    Other Assets--Note C                                                 22,630
                                                              ------------------
      Total Assets                                            $      14,297,537
                                                              ------------------
LIABILITIES
    Payables for Investment Securities Purchased                         91,489
    Security Lending Collateral Payable to Brokers--Note G               92,310
    Other Liabilities                                                    42,564
                                                              ------------------
      Total Liabilities                                       $         226,363
                                                              ------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                             $      14,071,174
================================================================================


--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT FEBRUARY 28, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                               $      15,361,866
Overdistributed Net Investment Income                                    (8,130)
Accumulated Net Realized Losses                                        (486,286)
Unrealized Depreciation                                                (796,276)
--------------------------------------------------------------------------------
NET ASSETS                                                    $      14,071,174
================================================================================
Investor Shares--Net Assets
    Applicable to 338,103,471 outstanding $.001 par value
      shares of beneficial interest (unlimited authorization) $      12,697,482
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                   $           37.56
================================================================================
Admiral Shares--Net Assets
    Applicable to 35,266,335 outstanding $.001 par value
      shares of beneficial interest (unlimited authorization) $       1,373,692
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                    $           38.95
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                   PRIMECAP FUND
                                              SIX MONTHS ENDED FEBRUARY 28, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                $          68,486
    Interest                                                              7,745
    Security Lending                                                        290
--------------------------------------------------------------------------------
      Total Income                                            $          76,521
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                       13,271
  The Vanguard Group--Note C
     Management and Administrative
       Investor Shares                                                   19,792
       Admiral Shares                                                     1,320
     Marketing and Distribution
       Investor Shares                                                      963
       Admiral Shares                                                        75
  Custodian Fees                                                            113
  Shareholders' Reports and Proxies
       Investor Shares                                                      384
       Admiral Shares                                                         4
  Trustees' Fees and Expenses                                                11
--------------------------------------------------------------------------------
     Total Expenses                                                      35,933
     Expenses Paid Indirectly--Note D                                      (276)
--------------------------------------------------------------------------------
     Net Expenses                                                        35,657
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    40,864
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                  48,641
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENT SECURITIES                                          (757,639)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                $        (668,134)
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies were $5,198,000 and ($70,242,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


--------------------------------------------------------------------------------
                                                                PRIMECAP FUND
                                                        ------------------------

                                                SIX MONTHS                  YEAR
                                                     ENDED                 ENDED
                                             FEB. 28, 2003         AUG. 31, 2002
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $ 40,864             $ 75,204
  Realized Net Gain (Loss)                          48,641             (904,233)
  Change in Unrealized Appreciation
    (Depreciation)                                (757,639)          (3,752,454)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                     (668,134)          (4,581,483)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                (70,314)             (90,882)
    Admiral Shares                                  (8,862)              (3,771)
  Realized Capital Gain*
    Investor Shares                                     --              (47,192)
    Admiral Shares                                      --               (1,920)
--------------------------------------------------------------------------------
    Total Distributions                            (79,176)            (143,765)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
    Investor Shares                                156,881           (1,340,697)
    Admiral Shares                                  76,070            1,757,041
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                   232,951              416,344
--------------------------------------------------------------------------------
    Total Increase (Decrease)                     (514,359)          (4,308,904)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           14,585,533           18,894,437
--------------------------------------------------------------------------------
  End of Period                                $14,071,174          $14,585,533
================================================================================
* Includes short-term gain distributions totaling $0 and $49,112,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


PRIMECAP Fund Investor Shares
--------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS          YEAR
                                                 ENDED         ENDED       JAN. 1 TO                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                       FEB. 28,      AUG. 31,        AUG. 31,   -----------------------------------------
THROUGHOUT EACH PERIOD                            2003         2002            2001*      2000        1999       1998       1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $39.51        $51.90          $60.38    $62.07      $47.66     $39.56    $30.08
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .11         .188              .21       .52         .26        .34       .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                               (1.85)      (12.183)          (8.28)     2.33       19.07       9.63     10.77
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations             (1.74)      (11.995)          (8.07)     2.85       19.33       9.97     10.98
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.21)        (.260)           (.02)     (.49)       (.27)      (.35)     (.20)
  Distributions from Realized Capital Gains         --         (.135)           (.39)    (4.05)      (4.65)     (1.52)    (1.30)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.21)        (.395)           (.41)    (4.54)      (4.92)     (1.87)    (1.50)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $37.56        $39.51          $51.90    $60.38      $62.07     $47.66    $39.56
================================================================================================================================

TOTAL RETURN**                                  -4.43%       -23.28%         -13.39%     4.47%      41.34%     25.44%    36.79%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)           $12,697       $13,216         $18,894   $21,762     $17,912    $11,210    $8,186
Ratio of Total Expenses to
    Average Net Assets                          0.52%+         0.49%          0.50%+     0.48%       0.51%      0.51%     0.51%
Ratio of Net Investment Income to
    Average Net Assets                          0.56%+         0.42%          0.58%+     0.80%       0.50%      0.78%     0.69%
Portfolio Turnover Rate                           14%+           11%              7%       11%         19%        13%       13%
================================================================================================================================
* The fund's fiscal  year-end  changed from December 31 to August 31,  effective
August 31, 2001.
** Total  returns do not reflect the 1% fee  assessed on  redemptions  of shares purchased on or after April 23, 2001, and held for less than five years.
+Annualized.

PRIMECAP FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      SIX MONTHS       NOV. 12,
                                                           ENDED       2001* TO
                                                        FEB. 28,       AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $41.00        $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .137          .191
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (1.922)       (8.776)
--------------------------------------------------------------------------------
    Total from Investment Operations                      (1.785)       (8.585)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.265)        (.275)
  Distributions from Realized Capital Gains                   --         (.140)
--------------------------------------------------------------------------------
    Total Distributions                                    (.265)        (.415)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $38.95        $41.00
================================================================================
TOTAL RETURN**                                            -4.38%       -17.35%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $1,374        $1,369
  Ratio of Total Expenses to Average Net Assets           0.40%+        0.38%+
  Ratio of Net Investment Income to Average Net Assets    0.69%+        0.52%+
  Portfolio Turnover Rate                                   14%+           11%
================================================================================
*Inception.
** Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years. +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open- end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class sepa-rately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended February 28, 2003, the investment advisory fee represented an effective annual rate of 0.19% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2003, the fund had contributed capital of $2,708,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.71% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended February 28, 2003, these arrangements reduced the fund's expenses by $276,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2002, the fund had available realized losses of $534,085,000 to offset future net capital gains through August 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At February 28, 2003, net unrealized depreciation of investment securities for tax purposes was $796,276,000, consisting of unrealized gains of $2,695,774,000 on securities that had risen in value since their purchase and $3,492,050,000 in unrealized losses on securities that had fallen in value since their purchase.


F.  During  the  six  months  ended   February  28,  2003,  the  fund  purchased
$1,052,913,000 of investment securities and sold $929,647,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at February 28, 2003, was $42,896,000, for which the fund held cash collateral of $92,310,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------
                                    SIX MONTHS ENDED              YEAR ENDED
                                   FEBRUARY 28, 2003           AUGUST 31, 2002
                              ---------------------------  --------------------
                                  AMOUNT        SHARES      AMOUNT      SHARES
                                  (000)         (000)        (000)       (000)
-------------------------------------------------------------------------------
Investor Shares
  Issued                      $1,133,093        29,359  $3,012,776      62,742
  Issued in Lieu of Cash
    Distributions                 68,639         1,743     134,959       2,676
  Redeemed*                   (1,044,851)      (27,488) (4,488,432)    (94,971)
                             --------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares              156,881         3,614  (1,340,697)    (29,553)
                             --------------------------------------------------
Admiral Shares
  Issued                         175,304         4,386   1,899,341      36,539
  Issued in Lieu of Cash
    Distributions                  7,971           195       5,148          98
  Redeemed*                     (107,205)       (2,714)   (147,448)     (3,238)
                             --------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                76,070         1,867   1,757,041      33,399
-------------------------------------------------------------------------------
* Net of redemption fees of $772,000 and $1,320,000, respectively (fund totals).

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.


MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

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PLAN YOUR INVESTMENTS WITH CONFIDENCE
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*    Find out how much you should save for retirement and for college costs.

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     Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman  of  the  Board, Chief  Executive  Officer,  and
(Elected 1987)         Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)

CHARLES D. ELLIS       The Partners  of  '63  (pro bono  ventures in education);
(2001)                 Senior  Adviser  to Greenwich  Associates  (international
                       business  strategy consulting); Successor Trustee of Yale
                       University; Overseer of  the  Stern School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September 1999)of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board  Member
                       of  the  American  Chemistry  Council;  Trustee of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN        Vice President, Chief Information Officer, and Member of
(1998)                 the  Executive  Committee of  Johnson  &  Heisen  Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical   Bank   Chairman's   Professor   of  Economics,
(1977)                 Princeton University;  Director  of  Vanguard  Investment
                       Series plc (Irish investment fund) (since November 2001),
                       Vanguard  Group  (Ireland)   Limited   (Irish  investment
                       management  firm)   (since  November  2001),   Prudential
                       Insurance   Co.   of   America,  BKF  Capital (investment
                       management firm), The Jeffrey Co. (holding company), and
                       NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN,JR.   Chairman,  President,   Chief   Executive   Officer,  and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial   products/aircraft  systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J.LAWRENCE WILSON      Retired  Chairman and Chief Executive Officer of Rohm and
(1985)                 Haas Co. (chemicals);  Director  of  Cummins  Inc.(diesel
                       engines),   MeadWestvaco   Corp.  (paper products),   and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and General Counsel  of  The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group   and  of  each  of  the  investment
                       companies served by The  Vanguard Group; Principal of The
                       Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer;  Principal  of   The  Vanguard   Group,  Inc.;
                       Treasurer  of  each of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,Information Technology.
F. WILLIAM MCNABB, III,Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER,Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD,Finance.
IAN A. MACKINNON,Fixed Income Group.
GEORGE U. SAUTER,Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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All other marks are the exclusive property of their respective owners.


ABOUT OUR COVER

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are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

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Q592 042003